UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 26, 2006
Hines Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854

(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118

(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 2, 2007, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on February 26, 2007 by a wholly-owned subsidiary of Hines REIT Properties, L.P., its majority-owned subsidiary (and together with Hines REIT, the “Company”), of Atrium on Bay, a mixed-use office and retail complex located in the Downtown North Submarket of the central business district of Toronto, Canada as described in such Current Report. This Amendment to the Current Report includes financial information relating to the Property. After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
595 Bay Street, Toronto, Ontario—For the Year Ended December 31, 2006
Independent Auditors’ Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses
(b)  Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006
Unaudited Notes to Pro Forma Consolidated Financial Statement
(c) Exhibits. None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
April 16, 2007	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer, Treasurer and Secretary

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines REIT Properties, L.P.

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the property located at 595 Bay Street, Toronto, Ontario (the “Property”) for the year ended December 31, 2006. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the property located at 595 Bay Street, Toronto, Ontario for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP

Houston, Texas
April 13, 2007

ATRIUM ON BAY, TORONTO, ONTARIO

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2006

Year Ended
December 31,
2006

Revenue:
Rental revenue	$27,133,262
Parking revenue	1,637,818
Other income	1,131,692

Total revenues	29,902,772
Certain Operating Expenses:
Real estate taxes	8,205,463
Salaries and wages	1,258,386
Cleaning services	1,557,991
Repairs and maintenance	887,867
Building management services	1,665,958
Insurance	291,567
Utilities	2,698,827

Total certain operating expenses	16,566,059

Revenues in excess of certain operating expenses	$13,336,713

See accompanying notes to statement of revenues and certain operating expenses.

ATRIUM ON BAY, TORONTO, ONTARIO

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2006

(1) Organization

595 Bay Street, Toronto, Ontario (the “Property” or “Atrium on Bay”), is a mixed use office and retail complex containing 1,079,870 square feet (unaudited) of office space located at 595 Bay Street, Toronto, Ontario. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired the Property through Hines REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on February 26, 2007 by Hines REIT 595 Bay Trust, a wholly-owned subsidiary of the Operating Partnership.

(2) Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. This Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The Historical Summary is presented in United States dollars (USD) and the Property’s functional currency is Canadian dollars (CAD). The translation adjustment from converting the Historical Summary from CAD to USD resulted in a decrease in revenues in excess of certain expenses of approximately $1,785,000.

(3) Significant Accounting Policies

(a)	Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the life of the lease, including the effect of any rent holidays, which amounted to an increase in rental income of approximately $556,000 for the year ended December 31, 2006.

Parking revenue represents amounts generated from contractual and transient parking and is recognized in accordance with contractual terms or as services are rendered. Other revenues consist primarily of tenant reimbursements. Other revenues relating to tenant reimbursements are recognized in the period that the expenses are incurred.

(b)	Repairs and Maintenance

Expenditures of repairs and maintenance are expensed as incurred.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ATRIUM ON BAY, TORONTO, ONTARIO

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2006 — (Continued)

(4) Rental Income

The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2006 is as follows:

Amount

Year ended December 31:
2007	$11,712,563
2008	11,709,935
2009	10,665,100
2010	10,233,961
2011	9,797,206
Thereafter	27,735,677

Total minimum future rental income represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, real estate taxes, and operating cost escalations. The contingent rents for the year ended December 31, 2006 were approximately $68,000.

Of the total rental income for the year ended December 31, 2006, 38% was earned from a tenant in the financial services industry, whose leases expire in 2011, 2013, and 2016. No other tenant leases space representing more than 10% of the total rental income of the Property for the year ended December 31, 2006.

* * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
December 31, 2006

Hines Real Estate Investment Trust, Inc. (“Hines REIT” and, together with Hines REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2006:

Property Name	Date of Acquisition	Purchase Price

Airport Corporate Center	January 31, 2006	$156.8 million
321 North Clark	April 24, 2006	$247.3 million
3400 Data Drive	November 21, 2006	$32.8 million
Watergate Tower IV	December 8, 2006	$144.9 million
Daytona Buildings	December 20, 2006	$99.0 million
Laguna Buildings	January 3, 2007	$118.0 million
Atrium on Bay	February 26, 2007	$215.6 million

Additionally, during the year ended December 31, 2006, the Company made equity investments in Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) totaling approximately $209.3 million. The Unaudited Pro Forma Consolidated Statement of Operations assumes the $209.3 million investments in the Core Fund and all of the Company’s 2006 and 2007 acquisitions occurred on January 1, 2006.

In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The Unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on January 1, 2006, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(In thousands)

	Year
	Ended
	December 31,
	2006	Adjustments		Pro Forma

Revenues:
Rental revenue	$61,422	$57,913	(a)	$119,335
Other revenue	2,508	3,523	(a)	6,031

Total revenues	63,930	61,436		125,366
Expenses:
Property operating expenses	17,584	17,154	(a)	34,738
Real property taxes	9,624	12,817	(a)	22,441
Property management fees	1,527	5,440	(a)	6,967
Depreciation and amortization	22,478	26,756	(a)	49,234
Asset management and acquisition fees	17,559	3,336	(b)	20,895
Organizational and offering expenses	5,760	—		5,760
General and administrative expenses	2,819	—		2,819

Total expenses	77,351	65,503		142,854

(Loss) income before equity in losses, interest expense and loss allocated to minority interests	(13,421)	(4,067)		(17,488)

Equity in losses of Hines-Sumisei U.S. Core Office Fund, L.P.	(3,291)	(1,433	)(c)	(4,724)
Loss on interest rate swap contract	(5,306)	—		(5,306)
Interest expense	(18,310)	(25,338	)(d)	(43,648)
Interest income	1,409	—		1,409
Loss allocated to minority interests	429	413	(e)	842

Net loss	$(38,490)	$(30,425)		$(68,915)

Basic and diluted loss per common share:
Loss per common share	$(0.79)	$(2.24)		$(1.11)

Weighted average number common shares outstanding	48,468	13,568		62,036

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for
the Year Ended December 31, 2006

(a) To record the pro forma effect of the Company’s acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings and Atrium on Bay, assuming that the acquisitions had occurred on January 1, 2006.

(b) To record the pro forma effect of the acquisition fees (50% of which is payable in cash and 50% of which is reflected in the participation interest) related to the Company’s acquisitions of additional investments in the Core Fund and acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings and Atrium on Bay.

(c) To record the pro forma effect on the Company’s equity in losses assuming that the Company’s additional investments in the Core Fund and all of the Core Fund’s acquisitions of 720 Olive Way, 333 West Wacker, One Atlantic Center, Warner Center, and Riverfront Plaza had occurred on January 1, 2006.

(d) To record the pro forma effect of the Company’s interest expense assuming that the debt related to the Company’s acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings and Atrium on Bay was outstanding for the entire year presented. The Company assumed a $91 million mortgage note upon the acquisition of Airport Corporate Center with a rate of 4.78%, entered into a $45.0 million mortgage upon the acquisition of 1515 S Street with a rate of 5.68%, borrowed $185.0 million at 5.8575% under its pooled mortgage facility with HSH Nordbank for the purchase of 321 North Clark, Citymark, and 1900 and 2000 Alameda, and entered into a $190.0 million CAD ($163.9 million USD as of February 26, 2007) mortgage upon the acquisition of Atrium on Bay with a rate of 5.33%. Additionally, this assumes the Company has financed 55% of the cost of the Daytona Buildings and the Laguna Buildings with borrowings under its credit facility with HSH Nordbank with a weighted average rate of 5.5%.

(e) To record the pro forma effect on the Company’s loss allocated to minority interests assuming the Company’s additional investments in the Core Fund and its acquisitions of Airport Corporate Center, 321 North Clark, 3400 Data Drive, Watergate Tower IV, the Daytona Buildings, the Laguna Buildings and Atrium on Bay had occurred on January 1, 2006.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
For the Year Ended December 31, 2006

(1) Investment Properties

On January 31, 2006, the Company acquired Airport Corporate Center, a 45-acre office park located in the Airport West/Doral airport submarket of Miami, Florida. Airport Corporate Center consists of 11 buildings constructed between 1982 and 1996 that contain an aggregate of 1,018,627 square feet of rentable area and a 5.46-acre land development site. The aggregate purchase price of Airport Corporate Center was approximately $156.8 million, excluding transaction costs and financing fees. In connection with the acquisition, mortgage financing was assumed in the amount of $91.0 million.

On April 24, 2006, the Company acquired 321 North Clark, a 35-story, 885,664 square foot office building located in Chicago, Illinois. The building has a below-grade parking structure and was constructed in 1987. The seller was 321 North Clark Realty LLC, a joint venture between Hines Interests Limited Partnership (“Hines”) and an institution advised by JP Morgan Chase. The acquisition was consummated on April 24, 2006 by Hines REIT 321 North Clark, a wholly-owned subsidiary of the Company. The aggregate purchase price of 321 North Clark was approximately $247.3 million, excluding transaction costs and financing fees.

On November 21, 2006, the Company acquired 3400 Data Drive, a three-story, 149,703 square foot office building located in Rancho Cordova, California, a submarket of Sacramento. The building was constructed in 1990. The aggregate purchase price of 3400 Data Drive was approximately $32.8 million, excluding transaction costs and financing fees.

On December 8, 2006, the Company acquired Watergate Tower IV, a 16-story, 344,433 square foot office building located in Emeryville, California. The building was constructed in 2001. The aggregate purchase price of Watergate Tower IV was approximately $144.9 million, excluding transaction costs and financing fees.

On December 20, 2006, the Company acquired three office buildings located at 148th Avenue and N.E. 31st Way in Redmond, Washington (the “Daytona Buildings”). The buildings were constructed in 2002 and contain an aggregate of 250,515 square feet of rentable area. The aggregate purchase price for the Daytona Buildings was approximately $99.0 million, excluding transaction costs and financing fees.

On January 3, 2007, the Company acquired six office buildings located on N.E. 31st Way in Redmond, Washington (the “Laguna Buildings”). Four of the buildings were constructed in the 1960’s, while the remaining two buildings were constructed in 1998 and 1999. In aggregate, the buildings contain an aggregate of 464,701 square feet of rentable area. The aggregate purchase price for the Laguna Buildings was approximately $118.0 million, excluding transaction costs and financing fees.

On February 26, 2007, the Company acquired Atrium on Bay, a mixed-use office and retail complex located in the Downtown North submarket of the central business district of Toronto, Canada. Atrium on Bay is comprised of three office towers, a two-story retail mall, and a two-story parking garage. The buildings consist of 1,079,870 square feet of rentable area and are 86% leased to a variety of office and retail tenants. The contract purchase price of Atrium on Bay was approximately $250.0 million CAD (approximately $215.6 million USD as of February 26, 2007), exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $190.0 million CAD ($163.9 million USD as of February 26, 2007). The financial statements of Atrium on Bay are translated from Canadian Dollars, the property’s functional currency, into United States Dollars for reporting purposes.

The unaudited pro forma consolidated statement of operations of the Company assumes that all 2006 and 2007 property acquisitions occurred on January 1, 2006.

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(2) Core Fund

The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership.

On January 31, 2006, the Core Fund purchased 720 Olive Way, an office property located in the retail core submarket of the central business district of Seattle, Washington. The property consists of a 20-story office building and a parking structure that were constructed in 1981 and substantially renovated in 1997. The aggregate purchase price of 720 Olive Way was approximately $83.7 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $42.4 million. The Core Fund currently holds approximately a 72.59% interest in 720 Olive Way. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

On April 3, 2006, the Core Fund purchased 333 West Wacker, an office property located in the central business district of Chicago, Illinois. The property consists of a 36-story office building and a parking structure that were constructed in 1983. The aggregate purchase price of 333 West Wacker was approximately $223.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $124.0 million. The Core Fund currently holds approximately a 72.59% interest in 333 West Wacker. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

On July 14, 2006, the Core Fund acquired One Atlantic Center, a 50-story office building located in Atlanta, Georgia. The building was constructed in 1987. The contract purchase price of One Atlantic Center was approximately $305.0 million, exclusive of transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $168.5 million. The Core Fund currently holds approximately a 90.95% interest in One Atlantic Center. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.

On October 2, 2006, the Core Fund purchased LNR I, II, and III (“Warner Center”), an office complex located in the central business district of Woodland Hills, California. The property consists of four five-story office buildings, one three-story office building, and two parking structures that were constructed between 2001 and 2005. The aggregate purchase price of Warner Center was approximately $311.0 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $174.0 million. The Core Fund currently holds approximately a 72.59% interest in Warner Center. Institutional Co-Investors, affiliates of Hines, and third-party investors hold, indirectly, the remaining 20.0%, 0.38%, and 7.03%, respectively.

On November 16, 2006, the Core Fund purchased Riverfront Plaza, an office property located in Richmond, Virginia. The property consists of two 21-story office buildings that were constructed in 1990. The contract purchase price of Riverfront Plaza was $277.5 million, excluding transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the amount of $135.9 million. The Core Fund currently holds approximately a 90.95% interest in Riverfront Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.23% and 8.82%, respectively.

The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that all 2006 and 2007 acquisitions occurred on January 1, 2006.

During the year ended December 31, 2006, the Company acquired additional interests in the Core Fund totaling approximately $209.3 million. The unaudited pro forma consolidated statement of operations of the

HINES REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company assumes that the $209.3 million investment occurred on January 1, 2006. Additionally, the unaudited pro forma consolidated financial statements of the Company have been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.